                                  FORM 8-K/A
                              (Amendment No. 1)


                      Securities and Exchange Commission
                           Washington, D.C.  20549



                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 16, 1998


                          Surety Capital Corporation
            ------------------------------------------------------
            (exact name of registrant as specified in its charter)



   Delaware                      33-1983                     75-2065607
---------------          ------------------------          --------------
(State or other          (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification
incorporation)                                                 Number)



            1845 Precinct Line Road, Suite 100, Hurst, Texas  76054
            -------------------------------------------------------
                  (address of principal executive offices)



Registrant's telephone number, including area code: (817) 498-2749



                              Not applicable
        -------------------------------------------------------------
	(Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

        The following pro forma financial statements are included with this Form 8-K:

	Pro Forma Balance Sheet as of September 30, 1998	F-1

        Pro Forma Income Statement for the Nine Months          F-2
	Ended September 30, 1998 and for the Twelve
	Months Ended December 31, 1997

(c)	Exhibits.

	The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

	10	Branch Purchase and Assumption Agreement by and between
                Surety Bank, National Association and Commercial Bank of Texas, National Association, dated July 13, 1998. *


	*	Filed with the Registrant's Current Report on Form 8-K
                for event dated July 13, 1998.

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                                  SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SURETY CAPITAL CORPORATION



DATE:  November 18, 1998                       /s/ Bobby W. Hackler
                                               --------------------
                                               Bobby W. Hackler
                                               Chairman of the Board

                                    -2-
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

                            PRO FORMA BALANCE SHEET
                            as of September 30, 1998

                                                       Sale of
                                       Surety          Lufkin
                                       Capital          Area                                        Pro Forma
                                     Corporation      Branches          Debits        Credits       Combined
                                    -------------   -------------     ----------     ----------  -------------
                                     (unaudited)     (unaudited)                                   (unaudited)
Assets:
  Cash and due from banks           $   9,054,812   $ (1,007,738)     $1,702,762(A)              $   9,749,836
  Federal funds sold                   50,497,554    (44,326,837)                                    6,170,717
                                    -------------   -------------     ----------     ----------  -------------
     Cash and cash equivalents         59,552,366    (45,334,575)      1,702,762                    15,920,553

  Interest bearing deposits in
     Financial institutions                94,939              -                                        94,939
  Investment securities                32,170,862              -                                    32,170,862
  Net loans                           118,976,740    (10,918,896)                                  108,057,844
  Medical claims receivables, net         680,505              -                                       680,505
  Premises and equipment, net           7,534,164       (603,995)                                    6,930,169
  Accrued interest receivable           1,176,553        (58,861)                                    1,117,692
  Other real estate and
     Repossessed assets                   739,343              -                                       739,343
  Deferred tax asset                    1,875,789              -                                     1,875,789
  Other assets                          1,849,952        (19,053)                                                          1,830,899
  Excess of cost over fair value
     of net assets acquired, net        9,697,493                       (476,099)(A)                 9,221,394
                                    -------------   -------------     ----------     ----------  -------------
     Total assets                   $ 234,348,706   $(56,935,380)      1,226,663                 $ 178,639,989
                                    =============   =============     ==========     ==========  =============

Liabilities:
  Demand deposits                   $  37,268,448   $ (5,912,234)                                $  31,356,214
  Savings, NOW and
     money markets                     61,510,203    (15,646,319)                                   45,863,884
  Time deposits, $100,000 and over     35,004,547    (11,048,099)                                   23,956,448
  Other time deposits                  79,589,139    (24,152,086)                                   55,437,053
                                    -------------   -------------     ----------     ----------  -------------
     Total deposits                   213,372,337    (56,758,737)                                  156,613,600

  Accrued interest payable and
     other liabilities                    987,243       (176,643)        683,635(A)                  1,474,235
  Convertible subordinated debt         4,350,000              -                                     4,350,000
                                    -------------   -------------     ----------     ----------  -------------
     Total liabilities                218,709,580    (56,935,380)        683,635                   162,437,835
                                    -------------   -------------     ----------     ----------  -------------

Shareholders' equity:
  Common stock                             58,401              -                                        58,401
  Additional paid in capital           17,093,786              -                                    17,093,786
  Retained earnings                    (1,326,261)             -         543,029(A)                   (783,233)
  Stock rights issuable                    57,902              -                                        57,902
  Treasury stock                         (375,443)             -                                                         (172,828)
  Unrealized gain/(loss) on
     available-for-sale securities        130,741              -                                                       130,741
                                    -------------   -------------     ----------     ----------  -------------
     Total equity                      15,639,126              -         543,029                    16,202,154
                                    -------------   -------------     ----------     ----------  -------------

       Total liabilities and equity $ 234,348,706   $(56,935,380)     $1,226,663                 $ 178,639,989
                                    =============   =============     ==========     ==========  =============

(A) To record sale of certain assets and certain liabilities of the branches located in Chester, Kennard, Lufkin and Wells, Texas.
        The sales price was based on a fixed price of 3% of the qualified deposits, subject to adjustments. The recognition of the sale includes elimination of the goodwill associated with these branches and an accrual for federal income taxes on the gross proceeds.

                                     F-1
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                          PRO FORMA INCOME STATEMENT
                 for the nine months ended September 30, 1998

                                                              Sale of           Pro Forma
                                              Surety          Lufkin           Adjustments
                                              Capital          Area       ----------------------       Pro Forma
                                            Corporation      Branches       Debits      Credits        Combined
                                           ------------    ------------   ---------    ---------    -------------
                                            (unaudited)    (unaudited)                                (unaudited)
Interest Income:
  Interest and fees on loans               $  8,619,631    $  (993,077)   $       -    $       -    $   7,626,554
  Medical claims receivable factoring         1,457,520              -                                  1,457,520
  Interest on federal funds sold              1,407,009     (1,012,727)           -            -          394,282
  Interest on securities and interest
    Bearing deposits                          1,628,993       (700,000)           -            -          928,993
                                           ------------    ------------   ---------    ---------    -------------
          Total interest income              13,113,153     (2,705,804)           -            -       10,407,349
                                           ------------    ------------   ---------    ---------    -------------
Interest expense:
  Interest on deposits                        5,336,099     (1,647,093)           -            -        3,689,006
  Interest expense on borrowings                191,949              -            -            -          191,949
                                           ------------    ------------   ---------    ---------    -------------
          Total interest expense              5,528,048     (1,647,093)           -            -        3,880,955
                                           ------------    ------------   ---------    ---------    -------------
  Net interest income before
    provision for credit losses               7,585,105     (1,058,711)           -            -        6,526,394
  Provision for credit losses and
    medical claims receivables losses         1,638,119        (13,000)           -            -        1,625,119
                                           ------------    ------------   ---------    ---------    -------------
          Net interest income                 5,946,986     (1,045,711)           -            -        4,901,275
                                           ------------    ------------   ---------    ---------    -------------
Non interest income                           1,953,425       (314,901)           -            -        1,638,524
                                           ------------    ------------   ---------    ---------    -------------
Non interest expense:
  Salaries and employee benefits              4,206,919       (548,072)           -            -        3,658,847
  Occupancy & equipment                       1,467,719       (171,346)           -            -        1,296,373
  General & administrative                    2,735,872       (229,080)           -            -        2,506,792
                                           ------------    ------------   ---------    ---------    -------------
          Total noninterest expense           8,410,510       (948,498)           -            -        7,462,012
                                           ------------    ------------   ---------    ---------    -------------
          Income before income taxes           (510,099)      (412,114)           -            -         (922,213)
Income tax expense:                            (208,273)      (148,361)           -            -         (356,634)
                                           ------------    ------------   ---------    ---------    -------------
     Net income                            $   (301,826)   $  (263,753)   $       -    $       -    $    (565,579)
                                           ============    ============   =========    =========    =============
Basic earnings (loss) per share of
   Common stock                            $      (0.05)                                            $       (0.10)
Weighted average shares outstanding           5,758,931                                                 5,758,931
Diluted earnings per share of common stock $      (0.05)                                            $       (0.10)
Weighted average shares outstanding
   and common stock equivalents               5,999,426                                                 5,999,426


                                     F-2
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                          PRO FORMA INCOME STATEMENT
                 for the twelve months ended December 31, 1997

                                                              Sale of           Pro Forma
                                              Surety          Lufkin           Adjustments
                                              Capital          Area       ----------------------       Pro Forma
                                            Corporation      Branches       Debits      Credits        Combined
                                           ------------    ------------   ---------    ---------    -------------
                                                                                                     (unaudited)
Interest Income:
  Interest and fees on loans               $ 11,119,540    $(1,245,738)   $       -    $       -    $   9,873,802
  Medical claims receivable factoring         1,477,510              -                                  1,477,510
  Interest on federal funds sold                516,340       (500,000)           -            -           16,340
  Interest on securities and interest
    Bearing deposits                          2,319,295     (1,873,351)           -            -          445,944
                                           ------------    ------------   ---------    ---------    -------------
          Total interest income              15,432,685     (3,619,089)           -            -       11,813,596
                                           ------------    ------------   ---------    ---------    -------------
Interest expense:
  Interest on deposits                        5,749,798     (2,121,143)           -            -        3,628,655
  Interest expense on borrowings                      -              -            -            -                -
                                           ------------    ------------   ---------    ---------    -------------
          Total interest expense              5,749,798     (2,121,143)           -            -        3,628,655
                                           ------------    ------------   ---------    ---------    -------------
  Net interest income before
    provision for credit losses               9,682,887     (1,497,946)           -            -        8,184,941
  Provision for credit losses and
    medical claims receivables losses         6,384,996        (70,000)           -            -        6,314,996
                                           ------------    ------------   ---------    ---------    -------------
          Net interest income                 3,297,891     (1,427,946)           -            -        1,869,945
                                           ------------    ------------   ---------    ---------    -------------
Non interest income                           2,538,918       (447,872)           -            -        2,091,046
                                           ------------    ------------   ---------    ---------    -------------
Non interest expense:
  Salaries and employee benefits              4,748,097       (797,823)           -            -        3,950,274
  Occupancy & equipment                       1,517,662       (277,921)           -            -        1,239,741
  General & administrative                    3,649,136       (266,116)           -            -        3,383,020
  Impairment of long lived assets             1,198,288              -            -            -        1,198,288
                                           ------------    ------------   ---------    ---------    -------------
          Total noninterest expense          11,113,183     (1,341,860)           -            -        9,771,323
                                           ------------    ------------   ---------    ---------    -------------
          Income before income taxes         (5,276,374)      (533,958)           -            -       (5,810,332)
Income tax expense:                          (1,800,070)      (192,225)           -            -       (1,992,295)
                                           ------------    ------------   ---------    ---------    -------------
     Net income                            $ (3,476,304)   $  (341,733)   $       -    $       -    $  (3,818,037)
                                           ============    ============   =========    =========    =============
Basic earnings (loss) per share of
   Common stock                            $      (0.60)                                            $       (0.66)
Weighted average shares outstanding           5,751,847                                                 5,751,847
Diluted earnings per share of common stock $      (0.60)                                            $       (0.66)
Weighted average shares outstanding
   and common stock equivalents               5,990,815


                                     F-3